UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2013

__________________________________________

Lakeland Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779-7410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 981-9700

                           Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Extension of UK Financing

On December 19, 2013, Lakeland Industries Europe, Ltd., a wholly owned subsidiary of Lakeland Industries, Inc. (the “Company”), entered into a one-year extension of its existing financing facility with HSBC Invoice Finance (UK) Ltd., pursuant to the same terms as disclosed in the Company’s Form 8-K filed with the SEC on February 22, 2013, except for:

1.	the facility limit was raised from £1,000,000 (approximately USD $1.6 million) to £1,250,000 (approximately USD $2.0 million)
2.	the prepayment percentage (advance rate) was raised from 80% to 85%. The facility will now have a due date of December 19, 2014.

Brazil Financings

New loan with Bank Itau

On December 19, 2013, Lakeland Brasil, S.A., a wholly owned subsidiary of the Company completed a new loan in the amount of $R500,000 (approximately USD $211,000) with Bank Itau at an interest rate of 1.53% per month. The proceeds of the loan are primarily for working capital purposes. The material terms of the loan are as follows:

Lender: Bank Itau

Principal Amount: $R500,000 (approximately USD $211,000)

Due Date: July 31, 2014

Interest rate: 1.53% per month

Principal payments: $R76,360,82 monthly commencing January 31, 2014 (approximately USD $32,000)

Collateral: Customer contracts

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

The disclosures set forth in Item 1.01 are incorporated by reference to this item

Item 8.01	Other Events

Factoring Agreement

On December 12, 2013, Lakeland Brasil, S.A., a subsidiary of the Company, completed an arrangement with Valecred Securitizadora Mobiliaria, S.A. to factor, with recourse, specific invoices totaling $R301,947 (approximately USD $127,000) for a fee of $R7,291 (approximately USD $3,100). This transaction is not considered material to the Company and is being disclosed along with the transactions reported herein.

Item 9.01	Financial Statements and Exhibits.

Exhibits. The following exhibits are being furnished herewith:

10.1	Agreement for the Purchase of Debts, dated December 19, 2013
10.2	Replacement Schedule, dated December 19, 2013
10.3	Loan Agreement dated on December 19, 2013 between Lakeland Industries, Inc. and Bank Itau in Brazil to borrow R$500.000 (approximately USD $211,000 ) for working capital
10.4	Summary of Exhibit 10.3 in English

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date: December 23, 2013

/s/ Gary Pokrassa
Gary Pokrassa
CFO

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Agreement for the Purchase of Debts, dated December 19, 2013
10.2	Replacement Schedule, dated December 19, 2013
10.3	Loan Agreement dated on December 19, 2013 between Lakeland Industries, Inc. and Bank Itau in Brazil to borrow R$ 500.000 (approximately USD $211,000 ) for working capital
10.4	Summary of Exhibit 10.3 in English